UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2003
Date of Report (Date of earliest event reported)

Commission File Number 0-16323

LASER-PACIFIC MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	95-3824617
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

809 N. Cahuenga Blvd., Hollywood, California (Address of principal executive offices)	90038 (Zip Code)

Registrant’s telephone number, including area code: (323) 462-6266

Not applicable.
(Former name or former address, if changed since last report.)

Item 12.Other Information.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12.Other Information.

The following information is furnished as required by Item 12 of Form 8-K.

On August 12, 2003, the Company issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of that release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASER-PACIFIC MEDIA CORPORATION
By:	/s/ Robert McClain

Name: Title:	Robert McClain Corporate Secretary

Date: August 12, 2003

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EXHIBIT INDEX

Exhibit 99.1:	Press release reporting the Company’s financial results for the quarter ended June 30, 2003.

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